Exhibit 99.2

INDEX TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016	2

Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2016	3

Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2015	4

Notes to Pro Forma Consolidated Financial Statements	5

RESOLUTE ENERGY CORPORATION

Pro Forma Condensed Consolidated Balance Sheet (UNAUDITED)

(in thousands, except share and per share amounts)

	September 30, 2016
	Resolute	Pro Forma Adjustments (a)	Resolute Pro Forma
Assets
Current assets:
Cash and cash equivalents	$908	$—	$908
Accounts receivable	47,166	—	47,166
Commodity derivative instruments	19,957	—	19,957
Prepaid expenses and other current assets	3,788	—	3,788
Total current assets	71,819	—	71,819
Property and equipment, at cost:
Oil and gas properties, full cost method of accounting
Unproved	12,501	108,740	121,241
Proved	1,806,101	44,193	1,850,294
Other property and equipment	9,754	—	9,754
Accumulated depletion, depreciation and amortization	(1,630,809)	—	(1,630,809)
Net property and equipment	197,547	152,933	350,480
Other assets:
Restricted cash	23,137	—	23,137
Commodity derivative instruments	366	—	366
Other assets	2,002	—	2,002
Total assets	$294,871	$152,933	$447,804
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$7,959	$—	$7,959
Accrued expenses	49,170	—	49,170
Accrued interest payable	14,364	—	14,364
Accrued cash-settled incentive awards	14,587	—	14,587
Asset retirement obligations	1,051	—	1,051
Commodity derivative instruments	1,476	—	1,476
Total current liabilities	88,607	—	88,607
Long term liabilities:
Revolving credit facility	—	30,500	30,500
Secured term loan facility	121,319	—	121,319
Senior notes	396,891	—	396,891
Asset retirement obligations	19,520	534	20,054
Commodity derivative instruments	4,341	—	4,341
Other long term liabilities	3,334	—	3,334
Total liabilities	634,012	31,034	665,046
Commitments and contingencies
Stockholders’ deficit:
Convertible preferred stock, $0.0001 par value	—	—	—
Common stock, $0.0001 par value	2	—	2
Additional paid-in capital	664,338	121,899	786,237
Accumulated deficit	(1,003,481)	—	(1,003,481)
Total stockholders’ deficit	(339,141)	121,899	(217,242)
Total liabilities and stockholders’ deficit	$294,871	$152,933	$447,804

See notes to Pro Forma Condensed Consolidated Financial Statements

RESOLUTE ENERGY CORPORATION

Pro Forma Condensed Consolidated Statement of Income (UNAUDITED)

(in thousands, except per share data)

	Nine Months Ended September 30, 2016
	Resolute	Firewheel Properties (b)	Pro Forma Adjustments		Pro Forma Resolute
Revenue:
Oil	$93,672	$4,903	$—		$98,575
Gas	5,761	1,276	—		7,037
Natural gas liquids	2,377	538	—		2,915
Total revenue	101,810	6,717	—		108,527
Operating expenses:
Lease operating	46,078	1,569	744	(c)	48,391
Production and ad valorem taxes	12,229	671	—		12,900
Depletion, depreciation, amortization, and asset retirement obligation accretion	33,700	—	5,638	(d)	39,338
Impairment of proved oil and gas properties	58,000	—	—		58,000
General and administrative	23,659	—	—		23,659
Cash-settled incentive awards	18,275	—	—		18,275
Total operating expenses	191,941	2,240	6,382		200,563
Loss from operations	(90,131)	4,477	(6,382)		(92,036)
Other income (expense):
Interest expense, net	(39,330)	—	(585)	(e)	(39,915)
Commodity derivative instruments gain (loss)	(11,739)	—	—		(11,739)
Other income (expense)	126	—	—		126
Total other expense	(50,943)	—	(585)		(51,528)
Loss before income taxes	(141,074)	4,477	(6,967)		(143,564)
Income tax benefit (expense)	—	—	—	(f)	—
Net loss attributable to Resolute	(141,074)	$4,477	$(6,967)		$(143,564)
Convertible preferred stock dividend	—	—	(3,809)	(g)	(3,809)
Net loss available to common stockholders	$(141,074)	$4,477	$(10,776)		$(147,373)
Net loss per common share:
Basic and diluted	$(9.33)				$(8.55)
Weighted average common shares outstanding:
Basic and diluted	15,122		2,115		17,237

See Notes to Pro Forma Condensed Consolidated Financial Statements

RESOLUTE ENERGY CORPORATION

Pro Forma Consolidated Statement of Income (UNAUDITED)

(in thousands, except per share data)

	Year Ended December 31, 2015
	Resolute	Firewheel Properties (b)	Pro Forma Adjustments		Pro Forma Resolute
Revenue:
Oil	$137,893	$5,481	$—		$143,374
Gas	12,628	1,533	—		14,161
Natural gas liquids	4,123	676	—		4,799
Total revenue	154,644	7,690	—		162,334
Operating expenses:
Lease operating	79,393	1,411	1,867	(c)	82,671
Production and ad valorem taxes	19,985	761	—		20,746
Depletion, depreciation, amortization, and asset retirement obligation accretion	94,338	—	6,048	(d)	100,386
Impairment of proved oil and gas properties	705,000	—	—		705,000
General and administrative	31,447	—	—		31,447
Cash-settled incentive awards	1,185	—	—		1,185
Total operating expenses	931,348	2,172	7,915		941,435
Loss from operations	(776,704)	5,518	(7,915)		(779,101)
Other income (expense):
Interest expense, net	(64,358)	—	(700)	(e)	(65,058)
Commodity derivative instruments gain (loss)	76,492	—	—		76,492
Other income (expense)	(63)	—	—		(63)
Total other expense	12,071	—	(700)		11,371
Loss before income taxes	(764,633)	5,518	(8,615)		(767,730)
Income tax benefit (expense)	22,354	—	—	(f)	22,354
Net loss attributable to Resolute	$(742,279)	$5,518	$(8,615)		$(745,376)
Convertible preferred stock dividend	—	—	(5,078)	(g)	(5,078)
Net loss available to common stockholders	$(742,279)	$5,518	$(13,693)		$(750,454)
Net loss per common share:
Basic and diluted	$(49.57)				$(43.88)
Weighted average common shares outstanding:
Basic and diluted	14,986		2,115		17,101

See Notes to Pro Forma Consolidated Financial Statements

RESOLUTE ENERGY CORPORATION

Notes to Pro Forma Condensed Consolidated Financial Statements for the

Nine Months Ended September 30, 2016 and Year Ended December 31, 2015 (UNAUDITED)

Note 1 – BASIS OF PRESENTATION

The accompanying statements present Resolute Energy Corporation’s (“Resolute,” the “Company,” “we,” and “our”) unaudited pro forma condensed balance sheet as of September 30, 2016 and pro forma condensed consolidated statement of income for the nine months ended September 30, 2016 and the year ended December 31, 2015. These unaudited statements have been developed by applying pro forma adjustments to our historical financial statements. The unaudited pro forma statement of income data for the periods presented gives effect to our acquisition of the Firewheel Properties as if it had been completed on January 1, 2015. The unaudited pro forma balance sheet gives effect to the Delaware Basin Acquisition as if it had occurred on September 30, 2016.

The pro forma adjustments related to the purchase price allocation of the Delaware Basin Acquisition are preliminary and are subject to revision as additional information becomes available. Revisions to the preliminary purchase price allocation may have a significant impact on the pro forma amounts of total assets, total liabilities and stockholders’ equity and depreciation, depletion and amortization expense. The pro forma adjustments related to the Delaware Basin Acquisition reflect the fair values allocated to our assets as of the assumed acquisition date and do not necessarily reflect the fair values that would have been recorded if the acquisition had occurred on January 1, 2015 and 2016, or September 30, 2016.

The unaudited pro forma financial statements should be read together with the historical financial statements of Resolute and the related notes included in the Company’s 2015 Annual Report, the Company’s September 2016 Quarterly Report and the historical statement of revenue and direct operating expenses for the Firewheel Properties filed as Exhibit 99.1 in this Current Report on Form 8-K.

The unaudited pro forma condensed consolidated financial statements are included for informational purposes only and do not purport to reflect the results of operations or financial position that would have occurred had the Delaware Basin Acquisition occurred on the assumed acquisition dates. Accordingly, they should not be relied upon as indicative of our results of operations or financial position had the Delaware Basin Acquisition occurred on the dates assumed because they necessarily exclude various operating expenses. Additionally, the unaudited pro forma financial statements are not a projection of our results of operations or financial position for any future period or date.

Note 2 – ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

a.

Represents $62.5 million in convertible preferred stock issuance proceeds (less $3.0 million in stock issuance costs, $30.5 million borrowed on our Revolving Credit Facility and shares of common stock valued pursuant to the Acquisition Agreement at $62.4 million to fund the purchase of the Firewheel Properties and assumed asset retirement obligations associated with the newly acquired properties. In regard to the Firewheel Properties, in these pro forma financial statements the Company has allocated $108.7 million to unproved oil and gas properties and $44.2 million to proved oil and gas properties.

b.	Represents the historical revenue and direct operating expenses of the Delaware Basin Acquisition.
c.	Adjusts for certain Firewheel Properties’ lease operating expenses associated with midstream assets that have subsequently been sold.
d.

Represents the increase in depletion, depreciation, amortization and accretion expense computed on a unit of production basis following the fair value allocation of the purchase price to proved and unproved oil and gas properties, as if the Delaware Basin Acquisition was consummated on January 1, 2015.

e.

Represents the net increase in interest expense resulting from increased borrowings under our Revolving Credit Facility. Although the Company anticipates capitalizing interest on qualifying unproved properties in the future, no interest has been capitalized in the pro forma consolidated statement of income.

f.

There is no pro forma adjustment for income taxes in the nine months ended September 30, 2016 or the year ended December 30, 2015, as the Company has provided for a full valuation allowance against net deferred tax assets.

g.	Represents an assumed 8 1/8% per annum dividend on the convertible preferred stock.

Note 3 – SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION (UNAUDITED)

Estimated Net Quantities of Oil and Gas Reserves

The pro forma estimates of proved oil and gas reserves and discounted future net cash flows for the properties as of December 31, 2015 were prepared by Resolute’s petroleum engineers.  Users of this information should be aware that the process of estimating quantities of proved oil and gas reserves is very complex, requiring significant subjective decisions to be made in the evaluation of available geologic, engineering, and economic data for each reservoir.  The data for any given reservoir may also change substantially over time as a result of numerous factors, including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions.  As a result, revisions to existing reserve estimates may occur from time to time.  Although every reasonable effort is made to ensure reserve estimates reported represent the most accurate assessments possible, the subjective decisions and variance in available data for various reservoirs make estimates generally less precise than other estimates included in the statement of revenue and direct operating expenses disclosures.

The pro forma estimated proved net recoverable reserves presented below include only those quantities of oil and gas geologic and engineering data that demonstrate with reasonable certainty to be recoverable in future periods from known reservoirs under existing economic, operating and regulatory practices.  Proved developed reserves represent only those reserves estimated to be recovered through existing wells.  Proved undeveloped reserves include those reserves that may be recovered from new wells on undrilled acreage or from existing wells on which a relatively major expenditure for recompletion or secondary recovery operation is required.  All of the pro forma properties' proved reserves set forth herein are located in the Continental United States.  The estimate of reserves and the standardized measure of discounted future net cash flows shown below reflect Resolute Southwest’s development plan for these properties.

The following tables set forth certain unaudited pro forma information concerning Resolute’s proved oil, gas and NGL reserves for the year ended December 31, 2015, giving effect to the Delaware Basin Acquisition as if it had occurred on January 1, 2015. The following tables provide a summary of the changes in estimated reserves for the periods presented.

	Resolute	Firewheel Properties	Resolute Pro Forma
	Oil (MBbl)
Proved reserves as of January 1, 2015	63,715	624	64,339
Purchase of minerals in place	—	—	—
Production	(3,270)	(126)	(3,396)
Extensions, discoveries and other additions	1,965	593	2,558
Sales of minerals in place	(5,289)	—	(5,289)
Revisions of previous estimates and other	(28,373)	(345)	(28,718)
Proved reserves as of December 31, 2015	28,748	746	29,494
Proved developed reserves:
As of December 31, 2015	25,672	317	25,989
Proved undeveloped reserves:
As of December 31, 2015	3,076	429	3,505

	Resolute	Firewheel Properties	Resolute Pro Forma
	Gas (MMcf)
Proved reserves as of January 1, 2015	36,798	1,974	38,772
Purchase of minerals in place	—	—	—
Production	(5,193)	(606)	(5,799)
Extensions, discoveries and other additions	8,208	2,947	11,155
Sales of minerals in place	(23,674)	—	(23,674)
Revisions of previous estimates and other	(2,279)	(332)	(2,611)
Proved reserves as of December 31, 2015	13,860	3,983	17,843
Proved developed reserves:
As of December 31, 2015	7,098	2,111	9,209
Proved undeveloped reserves:
As of December 31, 2015	6,761	1,872	8,633

	Resolute	Firewheel Properties	Resolute Pro Forma
	NGL (MBbl)
Proved reserves as of January 1, 2015	4,370	269	4,639
Purchase of minerals in place	—	—	—
Production	(400)	(84)	(484)
Extensions, discoveries and other additions	1,269	454	1,723
Sales of minerals in place	(2,837)	—	(2,837)
Revisions of previous estimates and other	(341)	(21)	(362)
Proved reserves as of December 31, 2015	2,061	618	2,679
Proved developed reserves:
As of December 31, 2015	1,019	327	1,346
Proved undeveloped reserves:
As of December 31, 2015	1,043	291	1,334

	Resolute	Firewheel Properties	Resolute Pro Forma
	Oil Equivalent (Mboe)
Proved reserves as of January 1, 2015	74,218	1,221	75,439
Purchase of minerals in place	—	—	—
Production	(4,535)	(311)	(4,846)
Extensions, discoveries and other additions	4,602	1,539	6,141
Sales of minerals in place	(12,072)	—	(12,072)
Revisions of previous estimates and other	(29,093)	(421)	(29,514)
Proved reserves as of December 31, 2015	33,120	2,028	35,148
Proved developed reserves:
As of December 31, 2015	27,874	996	28,870
Proved undeveloped reserves:
As of December 31, 2015	5,246	1,032	6,278

Standardized Measure of Discounted Future Net Cash Flows

The pro forma standardized measure related to proved oil, gas and NGL reserves, which give effect to the Firewheel Properties, is summarized below. This summary is based on a valuation of proved reserves using discounted cash flows based on SEC pricing applicable for each year, costs and economic conditions and a 10% discount rate. The additions to proved reserves from new discoveries and extensions and the impact of changes in prices and costs associated with proved reserves could vary significantly from year to year. Accordingly, the information presented below is not an estimate of fair value and should not be considered indicative of any trends.

The pro forma standardized measure of discounted future cash flows does not purport, nor should it be interpreted to present, estimates of the fair value of the properties.  An estimate of fair value would also take into account, among other things, the recovery of reserves not presently classified as proved, anticipated future changes in prices and costs and a discount factor more representative of the time value of money and risks inherent in reserve estimates.  The following summary sets forth future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed by FASB ASC Topic 932.

Standardized Measure of Oil and Gas

	Year Ended December 31, 2015
	Resolute	Firewheel Properties	Resolute Pro Forma
	(in thousands)
Future cash inflows	$1,293,000	$49,350	$1,342,350
Future production costs	(774,000)	(14,123)	(788,123)
Future development costs	(180,000)	(13,246)	(193,246)
Future income tax expense	—	(8,133)	(8,133)
Future net cash flows	339,000	13,848	352,848
Discount of 10% per annum	(140,000)	(6,927)	(146,927)
Standardized measure of discounted future net cash flows	$199,000	$6,921	$205,921

In accordance with SEC and Financial Accounting Standards Board (“FASB”) requirements, our estimated net proved reserves and standardized measure at December 31, 2015 utilized prices (subsequently adjusted for quality and basis differentials) of an average Plains Marketing, L.P. posted West Texas Intermediate oil price of $46.79 per Bbl and an average Henry Hub spot market gas price of $2.59 per one MMBtu of gas.

The following table sets forth the pro forma changes in standardized measure of discounted future net cash flows relating to proved oil and gas reserves for the periods indicated.

Changes in Standardized Measure

	Year Ended December 31, 2015
	Resolute	Firewheel Properties	Resolute Pro Forma
	(in thousands)
Standardized measure, beginning of year	$833,000	$10,587	$843,587
Sales of oil and gas produced, net of production costs	(181,000)	(2,017)	(183,017)
Net changes in prices and production costs	(917,000)	—	(917,000)
Purchases of minerals in place	—	—	—
Sales of minerals in place	(134,000)	—	(134,000)
Previously estimated development costs incurred during the year	33,000	—	33,000
Extensions, discoveries and improved recovery	13,000	6,199	19,199
Changes in estimated future development costs	119,000	(11,855)	107,145
Revisions of previous quantity estimates and other	196,000	109	196,109
Accretion of discount	70,000	1,681	71,681
Net change in income taxes	104,000	2,217	106,217
Changes in timing and other	63,000	—	63,000
Standardized measure, end of year	$199,000	$6,921	$205,921